                            THE VANTAGEPOINT FUNDS


                             CORE BOND INDEX FUND
                             500 STOCK INDEX FUND
                           BROAD MARKET INDEX FUND
                         MID/SMALL COMPANY INDEX FUND
                          OVERSEAS EQUITY INDEX FUND


                         777 NORTH CAPITOL STREET, NE
                                  SUITE 600
                             WASHINGTON, DC 20002



INTRODUCTION. The Core Bond Index Fund, 500 Stock Index Fund, Broad Market Index Fund, Mid/Small Company Index Fund, and Overseas Equity Index Fund (the "VP Index Funds") of The Vantagepoint Funds (the "VP Fund") seek to accomplish their respective investment objectives by investing all assets in Master Investment Portfolios ("MIPs") for which Barclays Global Investors ("BGI") serves as investment adviser. From time to time, investment companies find it necessary to hold a shareholder meeting in order to accomplish certain actions, such as electing directors or changing investment objectives or fundamental investment restrictions. The MIPs have scheduled a special shareholder meeting to consider several such proposals.

Some of these proposals do not have a direct impact on the VP Index Funds and, as such the Board of Directors of the VP Index Funds has authorized Fund officers to "echo vote" the shares of the MIPs held by the VP Index Funds. This means that the shares will be voted in the same proportion as the votes of other shareholders that are received by the MIPs. With respect to other of the MIP proposals, however, it will be necessary to ask shareholders of the VP Index Funds to approve changes to the VP Index Funds' investment restrictions and objectives.

The attached proxy statement describes these proposals, and the reason that the Board of Directors of the VP Fund recommends their approval, in detail.

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Notice is hereby given that a special meeting of Shareholders (the "Meeting") of the Core Bond Index Fund, 500 Stock Index Fund, Broad Market Index Fund, Mid/Small Company Index Fund, and Overseas Equity Index Fund (the "VP Index Funds") of The Vantagepoint Funds (the "VP Funds") will be held at the headquarters of the ICMA Retirement Corporation, 777 North Capitol Street, NE, Suite 600, Washington, DC 20002, on Friday, December 7, 2001, at 9:30 a.m., Eastern Time.

Each VP Index Fund is structured as a "feeder" fund. Each VP Index "feeder" Fund seeks to achieve its investment objective by investing substantially all of its assets in a corresponding investment companies ("Master Portfolio" or "Master Portfolios") that is currently managed by Barclays Global Investors ("BGI"). Each Master Portfolio is a series of the Master Investment Portfolio, an investment company registered under the Investment Company Act of 1940. Each Master Portfolio invests substantially all of its assets in securities in accordance with investment objectives, policies, and restrictions that are substantially similar to those of the corresponding VP Index Fund. In other words, each VP Index Fund "feeds" shareholder investments into its corresponding Master Portfolio. The Board of Trustees of MIP is proposing several changes to the investment objectives and restrictions of the Master Portfolios, which Vantagepoint Investment Advisers, LLC ("VIA"), the investment adviser to the VP Index Funds, believes are appropriate and in the best interests of the shareholders. In order to keep the investment objectives and restrictions of the VP Index Funds consistent with those of the Master Portfolios, it is necessary to amend the investment objectives and certain investment restrictions of the VP Index Funds.

Accordingly, the Special Meeting of Shareholders is being called for the following purposes:

  I. For each VP Index Fund, to consider and vote on a proposal to convert the investment objectives from fundamental to non-fundamental;

  II. For each VP Index Fund, to consider and vote on a proposal to amend certain fundamental investment restrictions;

  III. For the Core Bond Index Fund, to consider and vote upon a proposal to change the Fund's investment objective by changing the benchmark index from the Lehman Brothers Government/Credit Bond Index to the Lehman Brothers Aggregate Bond Index; and

  IV. To transact such other business as may properly come before the Meeting or any adjournments thereof.

Shareholders of record on October 12, 2001, are entitled to receive notice of and to vote at the Meeting and any adjournment thereof.

While you are, of course, welcome to join us at the Meeting, most Shareholders cast their votes by completing and signing the enclosed proxy card. Whether or not you plan to attend the Meeting, we need your vote. Please mark, sign and date the enclosed proxy card and return it promptly in the enclosed postage paid envelope.

The persons named as proxies are authorized to vote on such other business as may properly come before the Meeting in accordance with their own discretion.

Your vote is important to us. Thank you for taking the time to consider these important proposals.


October 25, 2001                             By Order of The Board of Directors

                                             /s/ Paul F. Gallagher
                                             Paul F. Gallagher
                                             Secretary

                            THE VANTAGEPOINT FUNDS

                             CORE BOND INDEX FUND

                             500 STOCK INDEX FUND
                           BROAD MARKET INDEX FUND
                         MID/SMALL COMPANY INDEX FUND
                          OVERSEAS EQUITY INDEX FUND


                         777 NORTH CAPITOL STREET, NE
                                  SUITE 600
                             WASHINGTON, DC 20002


                               PROXY STATEMENT
                            DATED OCTOBER 25, 2001

                       SPECIAL MEETING OF SHAREHOLDERS
                                TO BE HELD ON
                               DECEMBER 7, 2001


This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Vantagepoint Funds (the "VP Fund") on behalf of the Core Bond Index Fund, 500 Stock Index Fund, Broad Market Index Fund, Mid/Small Company Index Fund, and Overseas Equity Index Fund (the "VP Index Funds"), for use at the Special Meeting of Shareholders to be held at 9:30 a.m. (Eastern Time) on December 7, 2001, at the offices of ICMA Retirement Corporation, 777 North Capitol St., NE, Suite 600, Washington, D.C. 20002, and at any adjourned session thereof (this meeting and any adjournments thereof are hereinafter referred to as the "Meeting"). Shareholders of record of the VP Index Funds as of the close of business on October 12, 2001, ("Shareholders") are entitled to vote at the meeting.

The table below sets forth the shares of beneficial interest of the Funds issued and outstanding as of October 12, 2001:

             Core Bond Index Fund                       xxx,xxx,xxx
             500 Stock Index Fund                       xxx,xxx,xxx
             Broad Market Index Fund                    xxx,xxx,xxx
             Mid/Small Company Index Fund               xxx,xxx,xxx
             Overseas Equity Index Fund                 xxx,xxx,xxx

Each whole share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote on the applicable Proposals. In addition to the solicitation of proxies by mail, directors and officers of the VP Funds and employees of ICMA Retirement Corporation and officers of Vantagepoint Investment Advisers, LLC (the "Investment Adviser"), may solicit proxies in person. The proxy card and this proxy statement are being mailed to Shareholders on or about October 25, 2001. Costs of solicitation will be borne by the VP Index Funds.

Proxies may be revoked at any time before they are exercised by a written revocation received by the President of the VP Fund at 777 North Capitol St., NE, Suite 600, Washington, DC 20002. Proxies also may be revoked by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

                                 INTRODUCTION

The VP Fund is organized as a Delaware business trust and is not required to hold annual meetings of Shareholders. The Meeting is being called in order to ask the Shareholders of the VP Index Funds to vote on various Proposals described below.

Each VP Index Fund is structured as a "feeder" fund. Each VP Index "feeder" Fund seeks to achieve its investment objective by investing substantially all of its assets in a corresponding investment company ("Master Portfolio" or Master Portfolios") that is currently managed by Barclays Global Investors ("BGI"). Each Master Portfolio is a series of shares of the Master Investment Portfolio, an investment company registered under the Investment Company Act of 1940 ("MIP"). Each Master Portfolio invests substantially all of its assets in securities in accordance with investment objectives, policies, and restrictions that are substantially similar to those of the corresponding VP Index Fund. In other words, each VP Index Fund "feeds" shareholder investments into its corresponding Master Portfolio. The Board of Trustees of the MIP is proposing several changes to the investment objectives and restrictions of the Master Portfolios, which the Investment Adviser believes are appropriate and in the best interests of the Shareholders. In order to keep the investment objectives and restrictions of the VP Index Funds consistent with those of the Master Portfolios, it is necessary to amend the investment objectives and certain investment restrictions of the VP Index Funds.

The following table shows you which shareholders are entitled to vote on which
Proposals:



       Proposal I:   To convert the Fund's           Shareholders of each Fund vote
                     investment objective from       separately
                     fundamental to
                     non-fundamental.

       Proposal II:  To amend certain                Shareholders of each Fund vote
                     fundamental investment          separately
                     restrictions.

       Proposal III: To change the Core Bond         Shareholders of the Core Bond Index
                     Index Fund's investment         Fund only
                     objective by changing the
                     Fund's benchmark index from
                     the Lehman Brothers
                     Government/Credit Bond Index
                     to the Lehman Brothers
                     Aggregate Bond Index.




                                  PROPOSAL I

            CONVERTING THE INVESTMENT OBJECTIVES OF VP INDEX FUNDS
                     FROM FUNDAMENTAL TO NON-FUNDAMENTAL

The investment objectives of the VP Index Funds currently are fundamental, which means that any changes to the objectives require prior shareholder approval. Non-fundamental investment objectives can be changed without shareholder approval. The Board of Directors of the VP Fund recommends that you approve converting such investment objectives from fundamental to non-fundamental. If Shareholders approve converting the investment objectives from fundamental to non-fundamental, the Funds would have the flexibility to reword the investment objective of each VP Index Fund in a way that more clearly explains the objectives that the applicable VP Index Fund is pursuing. Such flexibility would also extend to changing the substance of the investment objective or the strategies being pursued.

The Board of Trustees of MIP is requesting a corresponding conversion of the investment objectives of the Master Portfolios in which the other VP Index Funds invest. The investment objectives of the other Master Portfolios in which the S&P Stock Index and Core Bond VP Index Funds invest are already non-fundamental. The Investment Adviser agrees that this change at the Master Portfolio level is desirable for the reasons described above and, of course, if the change is made at the Master Portfolio level, it is necessary to make a corresponding change at the VP Index Fund level. The VP Fund has entered into an agreement with MIP whereby MIP has undertaken to provide the VP Fund with at least 120 days' notice to inform the Investment Adviser before implementing any such change. Similarly, the VP Fund will provide notice to all shareholders before implementing any change in investment objective.

It is expected that the Shareholders of the VP Index Funds will benefit from this proposed change because it will allow for a change in a Fund's investment objective without incurring the time and costs associated with a shareholder vote. The Investment Adviser believes that this approach provides the necessary flexibility to respond to changes in the marketplace and is in keeping with the flexibility already afforded to many other funds throughout the mutual fund industry.

The investment objectives of the VP Index Funds are as follows:

        CORE BOND INDEX FUND* - To offer current income by approximating the performance of the Lehman Brothers Government/Credit Bond Index.

        500 STOCK INDEX FUND - To offer long-term capital growth by approximating the performance of the Standard & Poor's (S&P) 500 Index.

        BROAD MARKET INDEX FUND - To offer long-term capital growth by approximating the performance of the Wilshire 5000 Index.

        MID/SMALL COMPANY INDEX FUND - To offer long-term capital growth by approximating the performance of the Wilshire 4500 Index.

        OVERSEAS EQUITY INDEX FUND - To offer long-term capital growth and diversification by approximating the performance of the Morgan Stanley Capital International Europe Australasia and Far East Free Index
        (EAFE).

        * At the meeting, Shareholders of this Fund will be asked to approve a change to the Fund's objective. See Proposal III for detailed information.

  Shareholders of each Fund vote separately on Proposal I as it relates to their Fund's investment objective.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL I.

                                 PROPOSAL II

      AMENDING CERTAIN VP INDEX FUND FUNDAMENTAL INVESTMENT RESTRICTIONS

The Investment Company Act of 1940 (the "1940 Act") requires investment companies such as the VP Index Funds to adopt certain specific investment policies or restrictions that can be changed only by a shareholder vote. An investment company may also elect to designate other policies or restrictions that may be changed only by shareholder vote. Both types of policies and restrictions are often referred to as "fundamental policies." Interest holders in the Master Portfolios, including the VP Index Funds, are being asked, at an annual meeting of MIP interestholders, to approve several such changes the fundamental and non-fundamental policies and restrictions of the Master Portfolios. The Investment Adviser believes that these changes are appropriate and in the best interests of the Shareholders of the VP Index Funds. The Board of Directors of the VP Fund has authorized Fund officers to "echo vote" the shares of the Master Portfolios held by the VP Index Funds, meaning that such shares will be voted in the same proportion as the votes received by the Master Portfolios from other interestholders. As with Proposal I, it will be necessary to change certain fundamental restrictions of the VP Index Funds to correspond with the changes that are being made at the Master Portfolio level.

Some of the investment restrictions of the VP Index Funds mirror the restrictions of the Master Portfolios, which were established in 1993. Many of the legal and regulatory restrictions applicable to investment companies have changed. For example, certain restrictions imposed by state law were preempted in 1996 by the National Securities Markets Improvements Act and no longer apply. The proposed changes will result in more simple and streamlined restrictions and will allow for grater flexibility in the management of the VP Index Funds. The proposed changes to the restrictions satisfy current legal requirements and, at the same time, will provide management with greater flexibility to respond to investment opportunities in a changing investment environment. It is not currently anticipated that the changes, individually or in the aggregate, will materially alter the manner in which the VP Funds are managed.

If the VP Index Funds, or any one of the VP Index Funds, fail to obtain the necessary votes to approve this Proposal, the Board of Directors of the VP Fund will determine the appropriate steps to be taken. Such steps could include a re-evaluation of the Master-Feeder structure that is currently in place. Similarly, if the Master Portfolios fail to receive the requisite number of votes to approve the proposals that it has put before its interestholders, the Board of Directors of the VP Fund will decide upon the appropriate steps to be taken. Such steps could include the cancellation of this Special Meeting.

COMPARISON OF CURRENT AND PROPOSED RESTRICTIONS

The table below sets forth a side-by-side comparison of the VP Index Funds' current and proposed restrictions. After each proposed restriction is a commentary that describes the proposed restriction and explains the significance of the proposed change to the Funds. It is not currently anticipated that the approval of these changes will materially alter the manner in which the Funds are managed.

========================================================================================
CURRENT VANTAGEPOINT INDEX FUND FUNDAMENTAL    PROPOSED RESTRICTIONS FOR VANTAGEPOINT
                RESTRICTIONS                    INDEX FUNDS AND RATIONALE FOR CHANGE
========================================================================================
BORROWING MONEY AND ISSUING SENIOR
SECURITIES:

A Fund will not borrow money except from           A Fund may not borrow money or
banks for temporary or emergency purposes,         issue senior securities, except to
and in no event in excess of 15% of the            the extent permitted under the
market value of its total assets.                  1940 Act, including the rules,
                                                   regulations and any orders
                                                   obtained thereunder.

A Fund may not issue senior securities (as         RATIONALE:
defined in the Investment Company Act of
1940) except as permitted by rule,                 The Board of Directors of the VP
regulation, or order of the SEC.                   Fund recommends the amended
                                                   investment restriction because in
                                                   provides the VP Index Funds with
                                                   maximum flexibility with respect
                                                   to future changes in the 1940 Act,
                                                   including the rules, regulations
                                                   and orders thereunder, regarding
                                                   restrictions on borrowing money
                                                   and issuing senior securities,
                                                   without incurring the costs of
                                                   soliciting a shareholder vote. It
                                                   is proposed that the VP Index
                                                   Funds' restrictions on borrowing
                                                   and issuing senior securities be
                                                   combined into one policy for
                                                   consistency with the Master
                                                   Portfolios' proposed corresponding
                                                   policy.  There is no substantive change
                                                   to the VP Index Fund's restriction on
                                                   issuing senior securities.

                                                   The amendment to the restriction on
                                                   borrowing is proposed to provide
                                                   consistency with the proposed
                                                   corresponding restriction for the
                                                   Master Portfolio. If approved, the
                                                   borrowing limit will change from 15% to
                                                   assets to 33 1/3% of assets.


LENDING:
A Fund may not make loans, except (i) by           A Fund may not make loans to other
purchasing bonds, debentures or similar            parties, except to the extent
obligations (including repurchase                  permitted under the 1940 Act,
agreements), subject to an existing limit          including the rules, regulations
of 15% of net assets for such instruments          and any orders obtained
which are either publicly distributed or           thereunder. For the purposes of
customarily purchased by institutional             this limitation, entering into
investors, and (ii) by lending its                 repurchase agreements, lending
securities to banks, brokers, dealers and          securities and acquiring any debt
other financial institutions so long as            securities are not deemed to be
such loans are not inconsistent with the           the making of loans.
Investment Company Act of 1940 or the rules
and regulations or interpretations of the          RATIONALE:
Securities and Exchange Commission (the
"Commission") thereunder and the aggregate         The Board of Directors of the VP
value of all securities loaned does not            Fund recommends the amended
exceed 33 1/3% of the market value of a            investment restriction because it
Fund's net assets.                                 provides the VP Index Funds with
                                                   maximum flexibility with respect
                                                   to future changes in the 1940 Act,
                                                   including the rules, regulations
                                                   and orders thereunder, regarding
                                                   lending, without incurring the
                                                   costs of soliciting a shareholder
                                                   vote. In addition, the amended
                                                   restriction clarifies that lending
                                                   securities and entering into
                                                   repurchase transactions will not be
                                                   considered a loan for purposes of any VP
                                                   Index Fund's application of this
                                                   restriction.

                                                   The Board of Directors of the VP Fund
                                                   recommends the amended investment
                                                   restriction to provide consistency with
                                                   the proposed corresponding restriction
                                                   for the Master Portfolio.  Approval of
                                                   this Proposal will mean that the types of
                                                   transactions described above will no
                                                   longer be considered loans.

                                                   The VP Index Funds do not currently
                                                   engage in any type of lending and do not
                                                   currently intend to do so if this
                                                   Proposal is approved.  Accordingly, the
                                                   Investment Adviser does not consider the
                                                   change to be material.
----------------------------------------------------------------------------------------

          Shareholders of each Fund vote separately on Proposal II.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL II.

                                 PROPOSAL III

           CHANGING THE CORE BOND INDEX FUND'S INVESTMENT OBJECTIVE
                  TO REFLECT THE FUND'S NEW BENCHMARK INDEX

The investment objective of the Core Bond Index Fund, and the Master Portfolio in which it invests, sets forth the benchmark index that the Fund and the Master Portfolio track as the Lehman Brothers Government/Credit Bond Index (the "Government/Credit Bond Index"). It is proposed that the Core Bond Index Fund's investment objective be changed to reflect the Lehman Brothers Aggregate Bond Index (the "Aggregate Bond Index") as the Fund's benchmark index. The Master Portfolio is also requesting that its interestholders approve this change. As the Core Bond Index Fund is the majority shareholder of the Master Portfolio in which it invests, the change will not be implemented unless this Proposal is approved by the requisite number of Core Bond Index Fund shareholders, pursuant to an agreement with the Master Portfolio.

The Investment Adviser and BGI have proposed changing the benchmark index of the Core Bond Index Fund and its corresponding Master Portfolio because the Investment Adviser and BGI believe such change may provide the Core Bond Index Fund and its corresponding Master Portfolio, respectively, with: (a) improved diversification across multiple sectors; (b) an improved risk/return profile;
(c) improved tracking of the index; and (d) increased potential for new assets.

        (a) IMPROVED DIVERSIFICATION. The Aggregate Bond Index is one of the most widely accepted benchmarks of bond market total return. It measures the total universe of investment-grade fixed income securities in the United States. In addition to the U.S. Government, agency and corporate bonds that comprise the Government/Credit Bond Index, the Aggregate Bond Index includes mortgage-backed, asset-backed and commercial mortgage-backed securities, in each instance with maturities over 1 year. The Aggregate Bond Index currently includes over 6,000 issues - approximately 1,300 more than the Government/Credit Bond Index. On a capitalization-weighted basis, the government/credit component currently represents only approximately 62% of the Aggregate Bond Index. The remaining 38% of the Aggregate Bond Index currently includes mortgage-backed securities (approximately 35%), asset-backed securities (approximately 1.9%) and commercial mortgage-backed securities (approximately 1.7%).

An explanation of the types of bonds in the Aggregate Bond Index follows (the first two bullet points include types of bonds also in the Government/Credit Bond Index):

- U.S. Government and agency bonds are obligations of the U.S. Treasury Department or a wide variety of governmental agencies and instrumentalities. Timely payment of principal and interest on U.S. Treasury bonds is always guaranteed by the full faith and credit of the U.S. Government; many (but not all) agency bonds have the same guarantee.

- Corporate bonds are issued by businesses that want to borrow money for some purpose - often to develop a new product or service, to expand into a new market, or to buy another company. As with other types of bonds, the issuer promises to repay the principal on a specific date and to make interest payments in the meantime. The amount of interest offered depends both on market conditions and on the financial health of the corporation issuing the bonds; a company whose credit rating is not strong will have to offer a higher interest rate to obtain buyers for its bonds. (Note:
    The Master Portfolio currently invests, and expects to continue to invest, only in investment-grade corporate bonds, which are corporate bonds rated in one of the four highest rating categories by independent bond-rating agencies.)

- Mortgage-backed securities represent interests in underlying pools of mortgages. These types of securities are issued by a number of Government agencies, including the Government National Mortgage Association (GNMA), often referred to as "Ginnie Mae"; the Federal Home Loan Mortgage Corporation (FHLMC), often referred to as "Freddie Mac"; the Federal National Mortgage Association (FNMA), often referred to as "Fannie Mae"; and the Federal Housing Authority (FHA). GNMAs are guaranteed by the full faith and credit of the U.S. Government as to the timely payment of principal and interest; mortgage securities issued by other Government agencies or private corporations are not. The Government/Credit Bond Index includes FNMA and FHLMC debt instruments (i.e., agency bonds described in the first bullet point), but currently does not include mortgage-backed FNMAs and FHLMCs. Commercial mortgage-backed securities are securities that are secured or backed by mortgage loans on commercial properties. (Note: If Proposal III is approved by Shareholders, the Master Portfolio (or the extent that the Core bond Index Fund were to invest directly in securities) may also invest in conventional mortgage securities, which are packaged by private corporations and are not guaranteed by the U.S. Government.)

    Investments in mortgage-backed securities are subject to additional risks besides interest rate risk and credit risk that are common to all types of bonds. Mortgage-backed securities are subject to prepayment risk and extension risk, either of which can reduce the rate of return on the security. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the security's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. If the underlying mortgages are paid off sooner than expected, the Master Portfolio may have to reinvest the money in mortgage-backed or other securities that have lower yields. Conversely, extension risk is the risk that borrowers extend the repayment of their mortgages longer than expected, which also may affect the security's average life and yield.

- Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, the originator of the loan or accounts receivable paper transfers it to a specially created trust, which repackages it as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. Examples include certificates for automobile receivables (CARs) and so-called plastic bonds, backed by credit card receivables. The value of an asset-backed security is affected by, among other things, changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement.

    The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying loans by the individual borrowers (i.e., the backing asset). For example, the underlying loans are subject to prepayment and extension risks, which shorten or lengthen the weighted average life of asset-backed securities and may lower their return, in the same manner as described under "Mortgage-backed securities risks" above. Moreover, asset-backed securities typically do not have the benefit of the same direct security interest in the underlying collateral as do mortgage-backed securities. In addition, as purchasers of an asset-backed security, the Master Portfolio generally would have no recourse to the entity that originated the loans in the event of default by a borrower. If the credit enhancement of an asset-backed security held by the Master Portfolio (or the Fund) has been exhausted, and, if any required payments of principal and interest are not made with respect to the underlying loans, the Master Portfolio (or the Fund) may experience losses or delays in receiving payment.

        (b) RISK/RETURN COMPARISON. The Aggregate Bond Index has historically provided similar returns with less sensitivity to changes in interest rates than the Government/Credit Bond Index. The table below compares the performance of the Aggregate Bond Index with the Government/Credit Index for the 1, 3, 5 and 10 year periods ended June 30, 2001.



                 Average Annual Returns (As of June 30, 2001)

                             Aggregate Bond Index          Government/Credit Bond Index
                             --------------------          ----------------------------
           1 Year                     11.23%                          11.13%
           3 Year                      6.26%                           5.99%
           5 Year                      7.48%                           7.38%
          10 Year                      7.87%                           7.93%


The Aggregate Bond Index typically has a shorter duration than the Government/Credit Bond Index. For example, as of March 31, 2001, the effective duration of the Aggregate Bond Index was 4.57 years versus 5.58 years for the Government/Credit Bond Index. Typically, a fund with a shorter duration will be less sensitive to interest rate changes than a fund with a longer duration. Furthermore, the Aggregate Bond Index has a lower percentage of its assets invested in corporate bonds, which means it has less exposure to the credit risks associated with such investments (i.e., the possibility that the issuer of a bond will default on its obligation to pay interest and principal).

        (c) IMPROVED TRACKING. If the interestholders of the Master Portfolio in which the Core Bond Index Fund invests approve the proposal presented to them at their Special Meeting, the Master Portfolio will continue to use (and, to the extent the Core Bond Index Fund invests directly in portfolio securities and this Proposal is approved by the Shareholders) the sampling techniques it currently uses to replicate the total return performance of the Aggregate Bond Index. The sampling techniques utilized by the Master Portfolio are expected to be effective means of substantially duplicating the investment performance of the index. Securities are selected for investment by the Master Portfolio in accordance with their relative proportion of the index as well as based on credit quality, issuer sector, maturity structure, coupon rates and callability, among other factors. However, the Master Portfolio is not expected to track the Aggregate Bond Index with the same degree of accuracy that complete replication of the index would provide. Historically, the corporate bond sector has been the largest source of tracking error for the Master Portfolio because of the large number of issues. If this Proposal is approved, the Master Portfolio would reduce its investment in corporate bonds from approximately 41% to approximately 25% of its total assets. The Master Portfolio would invest approximately 35% of its total assets in mortgaged-backed securities, which are not a component of the Government/Credit Bond Index. Mortgage-backed securities typically are more closely trackable than corporate bonds because of the limited number of issues and lower disparity of returns.

        (d) INCREASED POTENTIAL FOR ASSETS. The Aggregate Bond Index is a more widely used benchmark for investors than the Government/Credit Bond Index. Accordingly, there may be greater potential interest by investors in investing in a bond index fund that tracks the Aggregate Bond Index rather than the Government/Credit Bond Index, and the resulting increase in assets could potentially promote greater economies of scale at the Master Portfolio, which in turn may be passed on to Shareholders of the Master Portfolio.

The Investment Adviser has proposed to the Board of Directors of the VP Fund that the Core Bond Index Fund's investment objective be amended to reflect the new benchmark index. The Board of Directors of the VP Fund has approved the change and recommends that Shareholders approve the change. The Core Bond Index Fund currently has the following investment objective:

- To offer current income by approximating the performance of the Lehman Brother Government/Credit Bond Index

The Board of Directors of the VP Fund recommends that you approve changing the Core Bond Index Fund's objective to read:

- To offer current income by approximating the performance of the Lehman Brothers Aggregate Bond Index.

        If Proposal III is approved by Shareholders of the Core Bond Index Fund, it will be implemented regardless of whether Proposal I is approved by Core Bond Index Fund Shareholders. Conversely, even if Proposal I is approved, this change will not be implemented unless Proposal III is also approved by the Shareholders of the Core Bond Index Fund. If Proposal III is not approved by Core Bond Index Fund Shareholders, it will not be implemented.

              Only Shareholders of the Core Bond Index Fund are
                      entitled to vote on Proposal III.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL III.


             GENERAL INFORMATION ABOUT THE FUND AND OTHER MATTERS

INVESTMENT ADVISER. Vantagepoint Investment Advisers, LLC, 777 North Capitol Street, N.E., Suite 600, Washington, D.C. 20002, serves as the Funds' investment adviser pursuant to a Master Investment Advisory Agreement dated February 26, 1999. The Investment Adviser is a wholly-owned subsidiary of ICMA Retirement Corporation and an affiliate of ICMA-RC Services, LLC and Vantagepoint Transfer Agents, LLC.

ADMINISTRATOR. Vantagepoint Transfer Agents, LLC, 777 North Capitol Street, N.E., Suite 600, Washington, D.C. 20002, a wholly-owned subsidiary of ICMA Retirement Corporation and an affiliate of the Investment Adviser and ICMA-RC Services, LLC, provides administrative services to the Funds.

DISTRIBUTOR. ICMA-RC Services, LLC, 777 North Capitol Street, N.E., Suite 600, Washington, D.C. 20002, a wholly-owned subsidiary of ICMA Retirement Corporation, and an affiliate of the Investment Adviser and Vantagepoint Transfer Agents, LLC, acts as the distributor of the Trust's shares pursuant to a Distribution

Agreement dated March 1, 1999. Girard Miller serves as President and Chief and Chief Executive officer of ICMA Retirement Corporation and President of ICMA-RC Services, LLC.

5% SHAREHOLDERS. As of October 12, 2001, the following persons were the only persons who were, to the knowledge of the VP Fund, beneficial owners of 5% or more of the shares of a VP Index Fund.


   NAME AND ADDRESS OF             FUND NAME            NUMBER OF SHARES          PERCENTAGE OF
   -------------------             ---------            ----------------          -------------
    BENEFICIAL OWNER                                                              FUND'S SHARES
    ----------------                                                              -------------
Vantage Trust Company
777 North Capitol St., NE
Washington, DC  20002                                        xxx,xxx                   xx.x%


Girard Miller, President of the VP Fund, holds as part of his portfolio approximately [$57,000] worth of units in the Vantage Trust Funds through a Vantage Trust plan with a former public sector employer, which is thus invested in the Vantagepoint International and Core Bond Index Funds. The VP Fund's other Directors and officers do not beneficially own any shares of a VP Index Fund and do not receive any compensation from the VP Fund for their services.

ADJOURNMENT. In the event that sufficient votes in favor of the Proposals set forth in the Notice of Special Meeting are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the meeting for a reasonable period of time to permit further solicitation of proxies with respect to the Proposals. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned, whether or not a quorum is present. The persons named as proxies will vote in favor of such adjournment those proxies which are entitled to vote in favor of the Proposals. They will vote against any such adjournment those proxies required to be voted against any such Proposals. The costs of any additional solicitation will be borne by the Investment Adviser.

REQUIRED VOTE. Although 50% of the outstanding shares entitled to vote on a Proposal must be present in person or by proxy to have a quorum to conduct business at the Meeting, approval of a Proposal requires the affirmative vote of a majority of the outstanding shares of a Fund. As defined in the Investment Company Act of 1940 (the "1940 Act"), "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

Shares represented by duly executed proxies will be voted in accordance with the instructions given. Proxies received before the Meeting on which no vote is indicated will be voted "FOR" the Proposal as to which it is entitled to vote. Abstentions and proxies signed without voting on a Proposal ("broker non-votes") will not be counted for or against the Proposal, but will be counted for purposes of determining whether a quorum is present. Abstentions will be counted as votes present for purposes of determining a "majority of the outstanding voting securities" present at the Meeting.

SHAREHOLDER PROPOSALS. The VP Fund does not hold regular shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting should send their written proposals to the Secretary of the VP Fund, 777 North Capitol Street, NE, Suite 600, Washington, DC 20002.

REPORTS TO SHAREHOLDERS. You can obtain a copy of the Funds' most recent annual report and semi-annual report succeeding the annual report, if any, by writing the VP Fund at 777 North Capitol Street, N.W., Suite 600, Washington, D.C. 20002 or calling the VP Fund toll free at 1-800-669-7400.

OTHER MATTERS. The Directors know of no other matters to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is their intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.




            SHAREHOLDERS ARE URGED TO COMPLETE, SIGN AND DATE THE
                 ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE
                            ENCLOSED ENVELOPE.

                            THE VANTAGEPOINT FUNDS

                             CORE BOND INDEX FUND
                             500 STOCK INDEX FUND
                           BROAD MARKET INDEX FUND
                         MID/SMALL COMPANY INDEX FUND
                          OVERSEAS EQUITY INDEX FUND

                PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
                   THE SPECIAL MEETING OF THE SHAREHOLDERS

                               DECEMBER 7, 2001

The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints Girard Miller and Paul Breault as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the Funds listed above (the "Funds"), each a separate series of The Vantagepoint Funds (the "Trust"), to be held in the headquarters of the ICMA Retirement Corporation, 777 North Capitol Street, NE, Suite 600, Washington, DC 20002, on Friday, December 7, 2001, at 9:30 a.m. (Eastern
Time), and any adjournments or postponements thereof (the "Meeting") all shares of beneficial interest of the Funds that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposals set forth below respecting the proposed changes to the investment objectives and restrictions of the Funds and, in accordance with their own judgment, any other matters properly brought before the Meeting.

                THE BOARD OF DIRECTORS OF THE TRUST RECOMMENDS
                          A VOTE "FOR" ALL PROPOSALS


PROPOSAL I:

        Approve the conversion of investment objectives from fundamental to non-fundamental:

               For [ ]          Against [ ]                          Abstain [ ]

PROPOSAL II:

        Approve amendments to certain fundamental investment restrictions:

               For [ ]          Against [ ]                          Abstain [ ]

PROPOSAL III:

        Approve changing the Core Bond Index Fund's investment objective to reflect its new benchmark index:

               For [ ]          Against [ ]                          Abstain [ ]

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR THE FOREGOING PROPOSAL AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Directors. Your signature(s) on this Proxy should be exactly as your name(s) appear on the Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.


Dated:____________________, 2001

                                         -----------------------------------
                                                Signature of Shareholder


                                         -----------------------------------
                                                Printed Name of Shareholder


                                         -----------------------------------
                                                Signature of Joint Owner


                                         -----------------------------------
                                                Printed Name of Joint Owner




PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.